AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 28, 2014 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY LTD., a company organized under the laws of Nova Scotia (the “Canadian Borrower”), SILEC CABLE SAS, a French société par actions simplifiée (the “French Borrower”), NORDDEUTSCHE SEEKABELWERKE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (the “German Borrower”), GRUPO GENERAL CABLE SISTEMAS, S.L., a public limited liability company (formerly Grupo General Cable Sistemas, S.A., in process of conversion) organized under the laws of Spain (“Sistemas”), ECN CABLE GROUP, S.L., a limited liability company organized under the laws of Spain (“ECN” and, together with Sistemas, the “Spanish Borrowers” and each, a “Spanish Borrower”), GENERAL CABLE CORPORATION, a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Amended and Restated Credit Agreement, dated as of September 6, 2013 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 23, 2013, that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of May 20, 2014 and that certain Amendment No. 3 to the Amended and Restated Credit Agreement, dated as of September 23, 2014, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving any existing or future rights or remedies which the Administrative Agent, the European Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to so amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.
1.     Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrowers, the Lenders party hereto and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the date hereof by:
(a)The definition of “Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “or the Floating Rate Senior Unsecured Notes” immediately after the text “repayment of the Convertible Senior Notes”.

1006783.03-CHISR02A - MSW

(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the second paragraph in its entirety as follows:
“In addition to the foregoing, if on any Adjustment Date, (a) the Total Consolidated Leverage Ratio of Holdings is less than or equal to 3.0 to 1.0 as of the last day of the immediately preceding fiscal quarter, then the Applicable Rate for each U.S. Loan and each Tranche B Loan shall be 0.25% less than as set forth above under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurocurrency Spread”, or “CDOR Spread”, as the case may be, and such reduction shall be applicable to each level of the foregoing grid and be effective during the period commencing on such Adjustment Date and remain in effect until the following Adjustment Date or (b) the Total Consolidated Leverage Ratio of Holdings is greater than 4.75 to 1.0 as of the last day of the immediately preceding fiscal quarter, then the Applicable Rate for each U.S. Loan, each Tranche B Loan and each Tranche C Loan shall be 0.25% greater than as set forth above under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurocurrency Spread”, “CDOR Spread” or Overnight LIBO Rate Spread, as the case may be, and such increase shall be applicable to each level of the foregoing grid and be effective during the period commencing on such Adjustment Date and remain in effect until the following Adjustment Date; provided, that if any Compliance Certificate is at any time restated or otherwise revised or if the information set forth in any Compliance Certificate otherwise proves to be false or incorrect such that the Applicable Rate would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any such applicable periods and shall be due and payable on demand.
(c)    Section 1.04 of the Credit Agreement is hereby amended by amending and restating the second sentence thereof as follows:
“Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party, Holdings, the Borrowers or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.”
2.     Conditions to Effectiveness. The amendment to the Credit Agreement set forth in Section 1 shall become effective as of the date hereof upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, and the Required Lenders;
(b)    the Borrowers shall have delivered all customary agreements, certificates and other customary documents reasonably requested by the Administrative Agent in connection with this Amendment and the matters contemplated hereby;

(c)    the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the date hereof: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment; and
(d)    the Borrowers shall have paid to each Agent (i) for the benefit of the Lenders consenting to this Amendment (including JPMorgan Chase in its capacity as a Lender) (the “Consenting Lenders”), the Amendment Fee and (ii) such other fees or other amounts as may be then payable pursuant to any Loan Document.
3.     Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof:
(a)    Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.
(c)    This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(d)    The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.

(e)    Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.
(f)    Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.
4.     Reference to and Effect on the Credit Agreement.
(a)    On and after the effective date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.
(b)    Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the European Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. .
5.     Costs and Expenses; Amendment Fee.
(a)Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.
(a)    The U.S. Borrower agrees to pay, on the date hereof, to JPMorgan Chase for the benefit of the Consenting Lenders (including JPMorgan Chase in its capacity as a Lender) having Revolving Commitments on the date hereof, an amendment fee (the “Amendment Fee”) equal to 0.10% of the aggregate principal amount of the Revolving Commitments on the date hereof, based on Revolving Commitment level, and payable based on the Revolving Commitment Schedule in effect on the date hereof.
6.     Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN

DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.     Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
9.     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.
10.    Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
11.    Reaffirmation of Liens and Guaranties.
(a)    Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.
(b)    Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the date hereof and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).
(c)    Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement and each other Loan Guaranty.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC., as the U.S. Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

GENERAL CABLE COMPANY LTD., as the Canadian Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

[signature page to Amendment No. 4]

SILEC CABLE SAS, as the French Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	Chief Executive Officer

NORDDEUTSCHE SEEKABELWERKE GMBH, as the German Borrower

By	/s/ Dr. Gunther Schoffner
	Name:	Dr. Gunther Schoffner
	Title:	Chief Executive Officer

GRUPO GENERAL CABLE SISTEMAS, S.L., as a Spanish Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	Chief Executive Officer

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	Chief Financial Officer

ECN CABLE GROUP, S.L., as a Spanish Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	Chief Executive Officer

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	Chief Financial Officer

[signature page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Mac A. Banas
	Name:	Mac A. Banas
	Title:	Authorized Officer

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Issuing Bank

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

[signature page to Amendment No. 4]

BANK OF AMERICA, N.A.

By	/s/ Monirah J. Masud
	Name:	Monirah J. Masud
	Title:	Senior Vice President

Bank of America, N.A. acting through its Canada Branch

By	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

Bank of America Merrill Lynch International Limited

By	/s/ Polly Hackett
	Name:	Polly Hackett
	Title:	Assistant Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

WELLS FARGO BANK, NA

By	/s/ Kevin S. Fong
	Name:	Kevin S. Fong
	Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By	/s/ David G. Phillips
	Name:	David G. Phillips

[signature page to Amendment No. 4]

	Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

WELLS FARGO BANK INTERNATIONAL

By	/s/ Andrew Kyle
	Name:	Andrew Kyle
	Title:	Chief Financial Officer
Wells Fargo Bank International

By	/s/ Ethna Masterson
	Name:	Ethna Masterson
	Title:	Chief Risk Officer
Wells Fargo Bank International

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH

By	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

By	/s/ Lisa Wong
	Name:	Lisa Wong
	Title:	Vice President

Address:
Deutsche Bank AG New York
60 Wall Street
New York, NY 10005-2836

[signature page to Amendment No. 4]

DEUTSCHE BANK AG, LONDON BRANCH

By	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

PNC Bank, National Association

By	/s/ Jeffrey P. Fisher
	Name:	Jeffrey P. Fisher
	Title:	Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

CITIZENS BUSINESS CAPITAL, a Division of CITIZENS ASSET FINANCE, INC., f/k/a RBS ASSET FINANCE, INC.

By	/s/ David Slattery
	Name:	David Slattery
	Title:	Vice President

STANDARD CHARTERED BANK

By	/s/ David J. Foster
	Name:	David J. Foster
	Title:	Director

By	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director
Standard Chartered Bank NY

[signature page to Amendment No. 4]

HSBC Bank USA, NA

By	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

Branch Banking and Trust Company, a North Carolina Banking Corporation

By	/s/ Greg R. Branstetter
	Name:	Greg R. Branstetter
	Title:	Senior Vice President

The Huntington National Bank

By	/s/ John D. Whetstone
	Name:	John D. Whetstone
	Title:	Vice President

FIFTH THIRD BANK

By	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

Fifth Third Bank, operating through its Canadian Branch

By	/s/ Mauro Spagnolo
	Name:	Mauro Spagnolo
	Title:	Principal Officer

Compass Bank

By	/s/ Michael Sheff
	Name:	Michael Sheff
	Title:	Senior Vice President

[signature page to Amendment No. 4]

Bank of Montreal-Chicago Branch

By	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Director

Bank of Montreal

By	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

SUNTRUST BANK

By	/s/ Sandra M. Salazar
	Name:	Sandra M. Salazar
	Title:	Vice President

RB International Finance USA LLC

By	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	First Vice President

By	/s/ Steven VanSteenbergen
	Name:	Steven VanSteenbergen
	Title:	Vice President

RAIFFEISEN BANK INTERNATIONAL AG

By	/s/ Martina Soudek
	Name:	Martina Soudek
	Title:	Director

By	/s/ A. Wallner
	Name:	A. Wallner
Title:

[signature page to Amendment No. 4]

Capital One Business Credit Corp.

By	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

GOLDMAN SACHS INTERNATIONAL BANK

By	/s/ George Kevin
	Name:	George Kevin
	Title:	Authorized Signatory

BARCLAYS BANK PLC

By	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

AMALGAMATED BANK

By	/s/ Michael LaManes
	Name:	Michael LaManes
	Title:	First Vice President

[signature page to Amendment No. 4]

FirstMerit Bank N.A.

By	/s/ John Zimbo
	Name:	John Zimbo
	Title:	Vice President

Morgan Stanley Bank N.A.

By	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Vice President

[signature page to Amendment No. 4]